Aston Funds

ASTON/River Road Dividend All Cap Value Fund	ASTON/River Road Long-Short Fund
ASTON/River Road Dividend All Cap Value Fund II	ASTON/River Road Select Value Fund
ASTON/River Road Independent Value Fund	ASTON/River Road Small Cap Value Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 25, 2014 to the Class N Shares and Class I Shares

Prospectuses of the Funds and Summary Prospectuses of the Funds (collectively, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

River Road Asset Management, LLC (“River Road”) serves as subadviser to the Funds pursuant to sub-investment advisory agreements between Aston Asset Management, LP (including any successor thereto, “Aston”) and River Road. River Road is a wholly-owned subsidiary of Aviva Investors North America Holdings, Inc., which is an indirect subsidiary of Aviva plc (“Aviva”). On March 27, 2014, Affiliated Managers Group, Inc. (“AMG”), a global asset management company and the parent company of Aston, entered into a definitive agreement to acquire Aviva’s equity interest in River Road (the “Transaction”). Following the Transaction, AMG will hold an indirect, majority equity interest in River Road, and River Road’s existing management team will hold a substantial minority equity interest in River Road. The Transaction will not result in any material changes to River Road’s management, personnel or investment processes, the way in which River Road manages the Funds or the fees and expenses of the Funds.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the current sub-investment advisory agreement for each Fund provides for its automatic termination in the event of its assignment. Because the completion of the Transaction and the related issuance of equity to management will be deemed to constitute an “assignment,” as that term is defined in the 1940 Act, of the current sub-investment advisory agreement for each Fund, the Board of Trustees of Aston Funds (the “Board”) has approved a new sub-investment advisory agreement with respect to each Fund on substantially the same terms as currently in effect, including the fee rates payable under the agreements. While Aston Funds and Aston operate under a “manager-of-managers” order that permits Aston to engage and terminate subadvisers subject to the approval of the Board, but not of shareholders, that order does not apply with respect to affiliated subadvisers. Because Aston is a subsidiary of AMG, River Road will be considered an affiliate of Aston following the Transaction. Therefore, the “manager-of-managers” order is not available and shareholder approval of a new sub-investment advisory agreement for each Fund is required.

The Transaction is expected to close during the second or third quarter of 2014, subject to the satisfaction or waiver of certain conditions. Upon the closing of the Transaction, River Road will continue to manage the Funds, and the investment objectives and principal investment strategies of the Funds will remain the same. If the Transaction does not close, the current sub-investment advisory agreement for each Fund will remain in full force and effect.

For more information, please call Aston Funds: 800-992-8151 or visit our website: www.astonfunds.com.

SUP AST 0414